SEC FILE NO. 33-56094

                             ING FIXED INCOME FUNDS

                         Supplement dated March 1, 2002
                        (as supplemented April 11, 2002)
                   to the Statement of Additional Information
                                dated May 3, 2002


UPDATE DISCLOSURE REGARDING DEALER COMMISSIONS AND OTHER INCENTIVES


Effective May 3, 2002, the following disclosure will replace the first paragraph on page 93 of the Statement of Additional Information:

The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC (other than Strategic Income Fund, for which 3.00% of the amount invested may be paid out). For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund (other than Strategic Income Fund, for which 0.75% of the amount invested may be paid out).



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.